Exhibit 10.24
FOURTH AMENDMENT
TO FINANCING AGREEMENT
          FOURTH AMENDMENT, dated as of December 1, 2009 (this Amendment”), to the Financing Agreement, dated as of March 13, 2009, as amended, supplemented or otherwise modified from time to time (as so amended, the “Financing Agreement”), by and among Imperial Life Financing II, LLC, a Georgia limited liability company (the “Borrower”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), White Oak Global Advisors, LLC, a Delaware limited liability company (“White Oak”), as collateral agent for the Lenders (as successor to CTL Holdings II, LLC)(in such capacity, the “Collateral Agent”), and White Oak Global Advisors, LLC, a Delaware limited liability company, as administrative agent for the Lenders (as successor to CTL Holdings II, LLC)(in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).
          WHEREAS, the Borrower, the Agents and the Lenders wish to amend certain terms and provisions of the Financing Agreement as hereafter set forth.
          WHEREAS, the Lenders are willing to amend such terms and provisions subject to the terms and conditions of this Amendment and the Financing Agreement.
          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:
          1. Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.
          2. Amendments.
               (a) New Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:
“‘Fourth Amendment’ means the Fourth Amendment to Financing Agreement, dated as of December 1, 2009, among the Borrower, the Agents and the Lenders.”
“‘Fourth Amendment Effective Date’ means the date on which the Fourth Amendment shall become effective in accordance with its terms.
                (b) Amended and Restated Definitions. The definition of “Applicable Interest Rate” in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:
“‘Applicable Interest Rate’ means the interest rate which is applicable thereto, as set forth on Schedule 1.01(E) attached hereto and made a part hereof. ”

               (c) Schedule 1.01(A). Schedule 1.01(A) of the Financing Agreement is hereby amended and restated in its entirety to read as attached hereto as Exhibit I.
               (d) Schedule 1.01(E). Schedule 1.01(E) of the Financing Agreement is hereby amended and restated in its entirety to read as attached hereto as Exhibit II.
               (e) Section 12.01. The names and addresses of the Administrative Agent and the Collateral Agent appearing in Section 12.01 of the Financing Agreement are hereby amended and restated follows:
               “if to the Administrative Agent, to it at the following address:
White Oak Global Advisors, LLC
575 Market Street, Suite 3050
San Francisco, CA 94105
Attention: Andre Hakkak
Telephone: 415.644.4111
Telecopier: 415.644.4199
               if to the Collateral Agent, to it at the following address:
White Oak Global Advisors, LLC
575 Market Street, Suite 3050
San Francisco, CA 94105
Attention: Andre Hakkak
Telephone: 415.644.4111
Telecopier: 415.644.4199”
          3. Representations and Warranties. The Borrower hereby represents and warrants to the Agents and the Lenders as follows:
               (a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of the Borrower to any Agent or any Lender pursuant to the Financing Agreement or any other Loan Document on or prior to the Fourth Amendment Effective Date are true and correct on and as of such date as though made on and as of such date (unless such representations or warranties are stated to relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), except that the representations and warranties contained in subsections (g)(i) and (g)(ii) of Section 6.01 of the Financing Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a)(i) and (a)(ii), respectively, of Section 7.01, and no Default or Event of Default (except as expressly waived hereunder) has occurred and is continuing as of the Fourth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.
               (b) Organization, Good Standing, Etc. The Borrower (i) has been duly formed or organized and is validly existing and in good standing under the laws of its jurisdiction of organization or formation, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business in, and is in good standing in each jurisdiction where the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.
               (c) Authorization; Enforceability. The execution, delivery and performance of this Amendment by the Borrower, and the performance of the Financing Agreement, as amended hereby (i) are within the power and authority of the Borrower and have been duly authorized by all necessary action and (ii) have been duly authorized, executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.
               (d) Governmental Approvals; No Conflicts. The execution, delivery and performance of this Amendment by the Borrower, and the performance of the Financing Agreement, as amended hereby (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority that has not been obtained, (ii) will not violate any applicable law, policy or regulation or the organizational documents of the Borrower or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower, or any of its assets, or give rise to a right thereunder to require any payment to be made by the Borrower, (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties and (v) except for the Liens created by the Loan Documents, will not result in the creation or imposition of any Lien on any asset of the Borrower.
          4. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the “Fourth Amendment Effective Date”):
               (a) The Agents shall have received this Amendment, duly executed by the Borrower, each Agent and each Lender.
               (b) The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct on and as of the Fourth Amendment Effective Date as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).
               (c) No Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date or result from the Amendment becoming effective in accordance with its terms.

               (d) The Borrower shall have delivered such other instruments, documents and agreements as the Administrative Agent may reasonably have requested.
               (e) All legal matters incident to this Amendment shall be satisfactory to the Agents and their respective counsel.
          5. Continued Effectiveness of the Financing Agreement and Other Loan Documents. The Borrower hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Fourth Amendment Effective Date all references in any such Loan Document to “the Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent for the benefit of the Agents and the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Borrower from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Agreement does not and shall not affect any of the obligations of the Borrower, other than as expressly provided herein, including, without limitation, the Borrower’s obligation to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of the Borrower under any Loan Document to which it is a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.
          6. Release. The Borrower hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrower and its Affiliates under the Financing Agreement and the other Loan Documents. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Borrower agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents’ and the Lenders’ rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, the Borrower (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Fourth Amendment Effective Date arising out of, connected with or related in any way to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of the Borrower, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral on or prior to the Fourth Amendment Effective Date.
          7. Miscellaneous.
               (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.
               (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
               (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
               (d) The Borrower hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by the Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) the Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

               (e) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
               (f) The Borrower will pay on demand all reasonable fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Financing Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Agents.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER: IMPERIAL LIFE FINANCING II, LLC
By:	/s/ David Manchester
	Name:	David Manchester
	Title:	Senior Vice President
Fourth Amendment

ADMINISTRATIVE AGENT AND COLLATERAL AGENT WHITE OAK GLOBAL ADVISORS, LLC
By:	/s/ Barbara J. S. McKee
	Name:	Barbara J. S. McKee
	Title:	Managing Member
Fourth Amendment

LENDERS: WHITE OAK STRATEGIC MASTER FUND, LP By: WHITE OAK GLOBAL ADVISORS, LLC, its Investment Advisor
By:	/s/ Barbara J. S. McKee
	Name:	Barbara J. S. McKee
	Title:	Managing Member

WHITE OAK PATRIOT FUND, L.P. By: WHITE OAK GLOBAL ADVISORS, LLC, its Investment Advisor
By:	/s/ Barbara J. S. McKee
	Name:	Barbara J. S. McKee
	Title:	Managing Member
Fourth Amendment

EXHIBIT I
Schedule 1.01(A)
Lenders and Lenders’ Commitments

Lender	Total Commitment
White Oak Strategic Master Fund, LP	$14,933,732.88
White Oak Patriot Fund, L.P.	$12,051,748.59
Total	$26,985,481.47

EXHIBIT II
Schedule 1.01(E)
APPLICABLE INTEREST RATE
IMPERIAL LIFE FINANCING II, LLC
Applicable Interest Rate Listing by
Tranche/Insurance Premium Loan Number

Tranche/Insurance
Premium Loan
Number	Applicable Rate
2008-1123	18.05900
2008-1161	18.83000
2009-147	17.91900
2009-159	19.26600
2009-167	18.41300
2009-190	18.56300
2009-192	19.24800
2009-111	18.67500
2009-139	18.42200
2009-141	18.42200
2009-143	17.55900
2009-150	18.83000
2009-162	18.78400
2009-173	18.56300
2009-176	18.59900
2009-177	18.83000
2009-181	18.87800
2009-183	18.54000
2009-184	18.71400
2009-201	18.57400
2009-127	18.15000
2009-148	18.46900
2009-161	17.79900
2009-164	17.97100
2009-174	13.30000
2009-186	18.85400
2009-214	18.57600
2009-218	19.10700
2009-229	18.73700
2009-231	18.87700
2009-124	17.90900
2009-153	18.13400
2009-187	18.97300
2009-205	19.00700
2009-206	18.99900
2009-216	19.02900

IMPERIAL LIFE FINANCING II, LLC
Applicable Interest Rate Listing by
Tranche/Insurance Premium Loan Number

Tranche/Insurance
Premium Loan
Number	Applicable Rate
2009-219	18.95400
2009-225	19.06500
2009-233	19.00700
2009-240	19.07700
2009-242	17.75400
2008-1158	18.40800
2009-144	18.54200
2009-198	18.79500
2009-209	18.36500
2009-210	18.36500
2009-211	18.36500
2009-217	18.82600
2009-222	17.56800
2009-246	18.81800
2009-247	18.87800
2009-248	18.77300
2009-250	18.55100
2009-261	18.92000
2009-262	18.50700
2009-268	18.43600
2009-282	48.39200
2009-361	20.62900
2009-386	20.61200
2009-374	20.63000
2009-300	20.58500
2009-323	20.61700
2009-303	20.46700
2009-395	20.51700
2009-398	20.54200
2009-149	20.36600
2009-382	20.41500
2009-428	20.19800
2009-112	20.27400
2009-277	20.44900
2009-404	20.39800
2009-298	20.51900
2009-433	20.54600
2009-380	20.51200
2009-405	20.46300
2009-257	20.45000
2009-269	20.45100
2009-327	20.39600

IMPERIAL LIFE FINANCING II, LLC
Applicable Interest Rate Listing by
Tranche/Insurance Premium Loan Number

Tranche/Insurance
Premium Loan
Number	Applicable Rate
2009-347	20.50200
2009-232	20.06200
2009-378	19.99800
2009-403	20.02800
2009-462	20.12900
2009-409	20.00600
2009-379	19.98000
2009-437	20.05800
2009-453	20.11300
2009-396	20.01100
2009-245	19.98900
2009-195	19.70400
2009-418	20.01900